Exhibit 99.1

BROCADE CONTACTS
Media Relations Ed Graczyk Tel: 408-333-1836 egraczyk@brocade.com	Investor Relations Michael Iburg Tel: 408-333-0233 miburg@brocade.com

Brocade Reports Fiscal Q1 2017 Results

SAN JOSE, Calif., February 23, 2017 — Brocade® (NASDAQ: BRCD) today reported financial results for its first fiscal quarter ended January 28, 2017. Brocade reported first quarter revenue of $581 million, up 1% year-over-year and down 12% quarter-over-quarter. The Company reported a GAAP loss per share of $0.01, down from diluted earnings per share (EPS) of $0.23 and $0.16 in Q1 2016 and Q4 2016, respectively. Non-GAAP diluted EPS was $0.16 for Q1 2017, down from non-GAAP diluted EPS of $0.29 and $0.33 in Q1 2016 and Q4 2016, respectively. The year-over-year decline in both GAAP and non-GAAP diluted EPS primarily reflects lower SAN revenue and lower IP Networking wired switch and router revenue, offset by the added revenue from the Ruckus Wireless acquisition. The sequential decline in both GAAP and non-GAAP diluted EPS is primarily due to lower IP Networking revenue, attributed in part to customer uncertainty surrounding the pending acquisition of Brocade by Broadcom Limited (“Broadcom”) and Broadcom’s publicly announced post-closing plan to divest Brocade’s IP Networking business. In addition, both the year-over-year and sequential quarterly declines in GAAP diluted EPS reflect the inclusion of certain acquisition-related expenses that negatively impacted Q1 2017 results.

In light of the pending Broadcom acquisition, Brocade will not provide fiscal Q2 2017 guidance and will not hold a conference call to discuss these financial results. In addition, on February 22, 2017, Broadcom and ARRIS International plc announced that they have reached an agreement for ARRIS to acquire Brocade’s Ruckus Wireless and ICX campus switch businesses. This transaction is expected to be completed after the close of Broadcom’s acquisition of Brocade.

Key Financial Metrics:

	Q1 2017		Q4 2016		Q1 2016		Q1 2017 vs. Q4 2016	Q1 2017 vs. Q1 2016
Revenue	$581	M	$657	M	$574	M	(12%)	1%
GAAP earnings (loss) per share—diluted	$(0.01)		$0.16		$0.23		(109%)	(106%)
Non-GAAP EPS—diluted	$0.16		$0.33		$0.29		(50%)	(43%)
GAAP gross margin	63.1%		63.9%		67.7%		(0.8) pts	(4.6) pts
Non-GAAP gross margin	66.6%		68.2%		68.8%		(1.6) pts	(2.1) pts
GAAP operating margin	0.7%		12.6%		21.1%		(11.9) pts	(20.3) pts
Non-GAAP operating margin	15.5%		24.4%		25.9%		(8.9) pts	(10.4) pts
Please see important note of explanation about the use of non-GAAP financial measures below, including a detailed reconciliation between GAAP and non-GAAP information in the tables included herein.

Highlights:

•
SAN product revenue of $307 million was down 12% year-over-year. The decline was primarily the result of lower Fibre Channel director and embedded switch sales, which both declined 20% year-over-year. Sequentially, SAN product revenue increased 1%, with fixed-configuration switch revenue up 6%, partially offset by lower director and embedded switch revenues, which were down 2% and 8%, respectively. The year-over-year and sequential revenue performance was impacted by competition from alternative storage networking technologies and architectures, and customer uncertainty surrounding the pending acquisition of Brocade by Broadcom.

•
IP Networking product revenue of $174 million, including $72 million of product revenue from Ruckus Wireless, was up 30% year-over-year. The increase was primarily due to added wireless revenue following the acquisition of Ruckus Wireless in the third quarter of fiscal year 2016, partially offset by lower wired switch and router revenue. Sequentially, IP Networking product revenue decreased 32%, primarily due to Broadcom’s planned divestiture of Brocade’s IP Networking business.

Board Declares Dividend:

•
The Brocade Board of Directors has declared a regular second fiscal quarter cash dividend of $0.055 per share of the Company’s common stock. The dividend payment will be made on April 4, 2017, to stockholders of record at the close of market on March 10, 2017.

Other Q1 2017 product, customer, and partner announcements are available at http://newsroom.brocade.com/.
Brocade (www.brocade.com)
130 Holger Way, San Jose, CA 95134
T. 408.333.8000 F. 408.333.8101

Financial Highlights and Additional Financial Information

	Q1 2017	Q4 2016	Q1 2016
Routes to market as a % of total net revenues:
OEM revenues	57%	58%	67%
Channel/Direct revenues	43%	42%	33%

10% or greater customer revenues	19%	12%	34%
Geographic split as a % of total net revenues (1):
Domestic revenues	47%	47%	55%
International revenues	53%	53%	45%
Segment split as a % of total net revenues:
SAN product revenues	53%	46%	61%
IP Networking product revenues	30%	39%	23%
Global Services revenues	17%	15%	16%

SAN business revenues (2)	62%	54%	70%
IP Networking business revenues (2)	38%	46%	30%

Additional information:	Q1 2017		Q4 2016		Q1 2016
GAAP net income (loss) attributable to Brocade	$(6	)M	$67	M	$94	M
Non-GAAP net income attributable to Brocade	$68	M	$134	M	$119	M
GAAP operating income	$4	M	$83	M	$121	M
Non-GAAP operating income	$90	M	$160	M	$149	M
GAAP effective tax rate	45.6%		1.6%		16.2%
Non-GAAP effective tax rate	13.6%		10.3%		16.7%
Cash and cash equivalents	$1,230	M	$1,257	M	$1,392	M
Capital expenditures	$12	M	$17	M	$24	M
Cash provided by (used in) operations	$(3	)M	$159	M	$112	M
Days sales outstanding	41 days		39 days		28 days
Employees at end of period	5,823		5,960		4,712
SAN port shipments	0.9	M	0.9	M	1.0	M
Share repurchases	$—		$—		$144.5	M
Please see important note of explanation about the use of non-GAAP financial measures below, including a detailed reconciliation between GAAP and non-GAAP information in the tables included herein.

(1)
Revenues are attributed to geographic areas based on known product delivery location. Since some OEM partners take delivery of Brocade products domestically and then ship internationally to their end users, the percentage of international revenues based on end-user location would likely be higher.

(2)	SAN and IP Networking business revenues include hardware and software product, support, and services revenues.

Non-GAAP Financial Measures
To supplement financial information presented on a GAAP basis, Brocade provides information presented on a non-GAAP basis. These non-GAAP financial measures include non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP operating income, non-GAAP tax rate, non-GAAP net income, and non-GAAP EPS. These non-GAAP financial measures are not computed in accordance with, or as an alternative to, financial information presented on a GAAP basis. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. The most directly comparable GAAP information and a reconciliation between the GAAP and non-GAAP amounts is provided in the tables at the end of this press release.

Management believes that the non-GAAP financial measures used in this press release allow management to gain a better understanding of Brocade’s comparative operating performance, both from period to period and relative to its competitors. These non-GAAP financial measures also help with the determination of Brocade’s baseline performance before gains, losses or charges that are considered by management to be outside of ongoing operating results. Accordingly, management uses these non-GAAP financial measures for planning and forecasting of future periods and in making decisions regarding operations and the allocation of resources.
Management believes these non-GAAP financial measures, when read in conjunction with Brocade’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Brocade’s ongoing operating results;

•	the ability to make more meaningful comparisons of Brocade’s operating performance relative to its competitors;

•	the ability to better identify trends in Brocade’s underlying business and to perform related trend analyses; and

•	a better understanding of how management plans and measures Brocade’s underlying business.

In determining non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP operating income, non-GAAP tax rate, non-GAAP net income and non-GAAP EPS, management excludes certain gains or losses and benefits or costs that are the result of events that arise outside the ordinary course of Brocade’s continuing operations. Management believes that it is appropriate to evaluate Brocade’s operating performance by excluding those items that are not indicative of ongoing operating results or limit comparability. Such items include, but are not limited to: (i) impact to cost of revenues from purchase accounting adjustments to inventory; (ii) acquisition and integration costs; and (iii) restructuring and other related benefits.

Management also excludes the following non-cash charges in determining these non-GAAP financial measures: (i) stock-based compensation expense; (ii) amortization of purchased intangible assets; and (iii) non-cash interest expense related to the convertible debt.

Management believes that the exclusion of stock-based compensation allows for more accurate comparisons of Brocade’s operating results to Brocade’s peer companies. This is due to the varying use of valuation methodologies and subjective assumptions and the variety of award types. In addition, the exclusion of the expense associated with the amortization of acquisition-related intangible assets is appropriate because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and the exclusion of amortization expense allows comparisons of operating results that are consistent over time for Brocade’s newly acquired and long-held businesses. In connection with the convertible debt, under the relevant accounting guidance, a non-cash interest expense is recognized for the convertible debt as an imputed interest expense for the conversion feature. Management believes excluding the non-cash interest expense related to the convertible debt from its non-GAAP financial measures is useful for investors because the expense does not represent a cash outflow in the respective reporting periods and is not indicative of ongoing operating performance.

Finally, management believes that it is appropriate to exclude the tax effects of the items noted above and (i) tax charges and benefits related to unusual or infrequent intercompany transactions; (ii) tax charges or benefits that are a result of the implementation of restructuring plans; and (iii) tax charges resulting from the integration of intellectual property assets from acquisitions. Management believes that the exclusion of these items from its non-GAAP tax provision provides a more meaningful measure of Brocade’s operational performance of non-GAAP net income and non-GAAP EPS.

Limitations: These non-GAAP financial measures have limitations because they do not include all items of income and expense that impact the company. In addition, these non-GAAP financial measures may not be comparable to similar measurements reported by other companies. Management compensates for these limitations by relying primarily on its GAAP results and using non-GAAP financial measures only supplementally. Management also provides robust and detailed reconciliations of each non-GAAP financial measure to its most directly comparable GAAP measure, and management encourages investors to review carefully those reconciliations.

Forward-Looking Statements
This press release contains forward-looking statements including, but not limited to, statements regarding Brocade’s financial results, goals, plans, strategy, business outlook and prospects. These statements are based on current expectations as of the date of this press release and involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly. The risks, uncertainties and assumptions include, but are not limited to: the effect on Brocade of increasing market competition and changes in the industry; the impact on Brocade of conditions in the market for Storage Area Networking products; Brocade’s ability to execute on its sales strategy and plans for future operations; the impact on Brocade of macroeconomic trends and events and changes in IT spending levels; Brocade’s ability to introduce and achieve market acceptance of new products and support offerings on a timely basis; risks associated with Brocade’s international operations; and integration and other risks associated with acquisitions, divestitures and strategic investments. The risks, uncertainties and assumptions also include, but are not limited to: the risk that the proposed acquisition by Broadcom may not be completed in a timely manner or at all, which may adversely affect Brocade’s business and the price of the common stock of Brocade; the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain governmental and regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the proposed transaction on Brocade’s business relationships, operating results and business generally; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; risks related to diverting management’s attention from Brocade’s ongoing business operations; the outcome of legal proceedings that have been and may in the future be instituted against us related to the merger agreement or the proposed transaction; and unexpected costs, charges or expenses resulting from the proposed transaction. Certain of these and other risks are set forth in more detail in Brocade’s Annual Report on Form 10-K for the fiscal year ended October 29, 2016. Brocade does not assume any obligation to update or revise any such forward-looking statements whether as the result of new developments or otherwise.
About Brocade
Brocade (NASDAQ: BRCD) networking solutions help the world’s leading organizations turn their networks into platforms for business innovation. With solutions spanning public and private data centers to the network edge, Brocade is leading the industry in its transition to the New IP network infrastructures required for today’s era of digital business. (www.brocade.com)

Brocade and the B-wing symbol are registered trademarks of Brocade Communications Systems, Inc., in the United States and many other countries. Other brands, products, or service names mentioned herein may be trademarks of Brocade or others. Additional information about Brocade’s trademarks is available at: http://www.brocade.com/en/legal/brocade-Legal-intellectual-property/brocade-legal-trademarks.html.

© 2017 Brocade Communications Systems, Inc. All Rights Reserved.

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended
	January 28, 2017	January 30, 2016
	(In thousands, except per share amounts)
Net revenues:
Product	$480,617	$481,167
Service	100,846	93,117
Total net revenues	581,463	574,284
Cost of revenues:
Product	166,655	144,097
Service	47,685	41,372
Total cost of revenues	214,340	185,469
Gross margin	367,123	388,815
Operating expenses:
Research and development	123,503	93,257
Sales and marketing	180,201	151,827
General and administrative	33,497	22,429
Amortization of intangible assets	7,594	902
Acquisition and integration costs	18,037	—
Restructuring and other related benefits	—	(566)
Total operating expenses	362,832	267,849
Income from operations	4,291	120,966
Interest expense	(15,493)	(9,865)
Interest and other income, net	458	669
Income (loss) before income tax	(10,744)	111,770
Income tax expense (benefit)	(4,900)	18,124
Net income (loss)	$(5,844)	$93,646
Less: Net loss attributable to noncontrolling interest	$163	$—
Net income (loss) attributable to Brocade Communications Systems, Inc.	$(5,681)	$93,646
Net income (loss) per share—basic attributable to Brocade Communications Systems, Inc. stockholders	$(0.01)	$0.23
Net income (loss) per share—diluted attributable to Brocade Communications Systems, Inc. stockholders	$(0.01)	$0.23
Shares used in per share calculation—basic	404,995	407,902
Shares used in per share calculation—diluted	404,995	415,085

Cash dividends declared per share	$0.055	$0.045

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(Unaudited)

	Three Months Ended
	January 28, 2017	January 30, 2016
	(In thousands)
Net income (loss)	$(5,844)	$93,646
Other comprehensive income and loss, net of tax:
Unrealized gains (losses) on cash flow hedges:
Change in unrealized gains and losses	(409)	(2,300)
Net gains and losses reclassified into earnings	185	626
Net unrealized losses on cash flow hedges	(224)	(1,674)
Foreign currency translation adjustments	(1,360)	(2,203)
Total other comprehensive loss	(1,584)	(3,877)
Total comprehensive income (loss)	$(7,428)	$89,769
Less: Net loss attributable to noncontrolling interest	163	—
Less: Total other comprehensive loss attributable to noncontrolling interest	68	—
Total comprehensive income (loss) attributable to Brocade Communications Systems, Inc.	$(7,659)	$89,769

BROCADE COMMUNICATIONS SYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	January 28, 2017	October 29, 2016
	(In thousands, except par value)
ASSETS
Current assets:
Cash and cash equivalents	$1,230,253	$1,257,075
Accounts receivable, net of allowances for doubtful accounts of $1,858, and $1,736 as of January 28, 2017, and October 29, 2016, respectively	262,413	284,344
Inventories	79,452	69,355
Prepaid expenses and other current assets	66,888	62,236
Total current assets	1,639,006	1,673,010
Property and equipment, net	447,209	455,326
Goodwill	2,290,205	2,295,184
Core/developed technology intangible assets, net	239,879	248,938
Other intangible assets, net	189,987	200,840
Non-current deferred tax assets	25,634	12,736
Other assets	48,902	53,777
Total assets	$4,880,822	$4,939,811
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$85,049	$128,685
Accrued employee compensation	138,829	154,165
Deferred revenue	220,555	221,940
Current portion of long-term debt	76,720	76,692
Other accrued liabilities	108,335	113,170
Total current liabilities	629,488	694,652
Long-term debt, net of current portion	1,487,229	1,502,063
Non-current deferred revenue	90,429	90,051
Non-current income tax liability	92,910	102,100
Other non-current liabilities	4,739	5,370
Total liabilities	2,304,795	2,394,236
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.001 par value, 800,000 shares authorized:
Issued and outstanding: 407,514 and 401,748 shares as of January 28, 2017, and October 29, 2016, respectively	408	402
Additional paid-in capital	1,574,949	1,514,730
Accumulated other comprehensive loss	(28,997)	(27,413)
Retained earnings	1,027,168	1,055,194
Total Brocade stockholders’ equity	2,573,528	2,542,913
Noncontrolling interest	2,499	2,662
Total stockholders’ equity	$2,576,027	$2,545,575
Total liabilities and stockholders’ equity	$4,880,822	$4,939,811

BROCADE COMMUNICATIONS SYSTEMS, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	Three Months Ended
	January 28, 2017	January 30, 2016
	(In thousands)
Cash flows from operating activities:
Net income (loss)	$(5,844)	$93,646
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Excess tax benefits from stock-based compensation	(3,401)	(7,352)
Depreciation and amortization	41,866	22,812
Loss on disposal of property and equipment	167	207
Amortization of debt issuance costs and debt discount	5,194	4,325
Provision (recovery) for doubtful accounts receivable and sales allowances	905	(96)
Non-cash purchase accounting adjustments to inventory	1,537	—
Non-cash stock-based compensation expense	44,520	24,044
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	21,026	61,222
Inventories	(10,669)	(2,000)
Prepaid expenses and other assets	(4,362)	609
Deferred tax assets	142	16
Accounts payable	(39,601)	(23,859)
Accrued employee compensation	(29,284)	(38,993)
Deferred revenue	(2,007)	(13,535)
Other accrued liabilities	(22,847)	(7,991)
Restructuring liabilities	(148)	(855)
Net cash provided by (used in) operating activities	(2,806)	112,200
Cash flows from investing activities:
Purchases of property and equipment	(12,341)	(23,839)
Proceeds from collection of note receivable	250	250
Net cash used in investing activities	(12,091)	(23,589)
Cash flows from financing activities:
Payment of principal related to the term loan	(20,000)	—
Payment of principal related to capital leases	—	(83)
Common stock repurchases	—	(144,490)
Proceeds from issuance of common stock	28,028	19,482
Payment of cash dividends to stockholders	(22,346)	(18,429)
Excess tax benefits from stock-based compensation	3,401	7,352
Net cash used in financing activities	(10,917)	(136,168)
Effect of exchange rate fluctuations on cash and cash equivalents	(1,008)	(1,316)
Net decrease in cash and cash equivalents	(26,822)	(48,873)
Cash and cash equivalents, beginning of period	1,257,075	1,440,882
Cash and cash equivalents, end of period	$1,230,253	$1,392,009

BROCADE COMMUNICATIONS SYSTEMS, INC. RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL MEASURES (Unaudited)

	Three Months Ended
	January 28, 2017	October 29, 2016	January 30, 2016
	(In thousands, except per share amounts)
Non-GAAP adjustments
Stock-based compensation expense included in cost of revenues	$5,650	$4,481	$2,905
Amortization of intangible assets expense included in cost of revenues	13,060	13,518	3,154
Purchase accounting adjustments to inventory	1,537	9,790	—
Total gross margin impact from non-GAAP adjustments	20,247	27,789	6,059

Stock-based compensation expense included in research and development	12,074	9,493	5,476
Stock-based compensation expense included in sales and marketing	16,815	13,471	11,078
Stock-based compensation expense included in general and administrative	10,975	10,085	4,585
Amortization of intangible assets expense included in operating expenses	7,594	8,359	902
Acquisition and integration costs	18,037	8,297	—
Restructuring and other related benefits	—	(37)	(566)
Total operating income impact from non-GAAP adjustments	85,742	77,457	27,534

Convertible debt interest	3,968	3,919	3,776
Effects of certain intercompany transactions on the tax provision	—	6,759	—
Income tax effect of non-GAAP adjustments	(15,639)	(21,104)	(5,770)
Total net income impact from non-GAAP adjustments	$74,071	$67,031	$25,540

Gross margin reconciliation
GAAP gross margin	$367,123	$420,314	$388,815
Total gross margin impact from non-GAAP adjustments	20,247	27,789	6,059
Non-GAAP gross margin	$387,370	$448,103	$394,874
GAAP gross margin, as a percentage of total net revenues	63.1%	63.9%	67.7%
Non-GAAP gross margin, as a percentage of total net revenues	66.6%	68.2%	68.8%

Operating income reconciliation
GAAP operating income	$4,291	$82,868	$120,966
Total operating income impact from non-GAAP adjustments	85,742	77,457	27,534
Non-GAAP operating income	$90,033	$160,325	$148,500
GAAP operating income, as a percentage of total net revenues	0.7%	12.6%	21.1%
Non-GAAP operating income, as a percentage of total net revenues	15.5%	24.4%	25.9%

Net income (loss) and net income (loss) per share attributable to Brocade reconciliation
Net income (loss) attributable to Brocade on a GAAP basis	$(5,681)	$66,589	$93,646
Total net income impact from non-GAAP adjustments	74,071	67,031	25,540
Non-GAAP net income attributable to Brocade	$68,390	$133,620	$119,186

GAAP net income (loss) per share—basic attributable to Brocade	$(0.01)	$0.17	$0.23
Total impact on net income (loss) per share—basic from non-GAAP adjustments	0.18	0.16	0.06

BROCADE COMMUNICATIONS SYSTEMS, INC. RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL MEASURES—Continued (Unaudited)

	Three Months Ended
	January 28, 2017	October 29, 2016	January 30, 2016
	(In thousands, except per share amounts)
Non-GAAP net income per share—basic attributable to Brocade	$0.17	$0.33	$0.29

GAAP net income (loss) per share—diluted attributable to Brocade	$(0.01)	$0.16	$0.23
Total impact on net income (loss) per share—diluted from non-GAAP adjustments	0.17	0.17	0.06
Non-GAAP net income per share—diluted attributable to Brocade	$0.16	$0.33	$0.29

Shares used in GAAP and non-GAAP per share calculation—basic	404,995	401,103	407,902
Shares used in GAAP per share calculation—diluted	404,995	410,123	415,085
Shares used in non-GAAP per share calculation—diluted	415,861	410,123	415,085

Effective tax rate reconciliation
GAAP income (loss) before income tax	(10,744)	67,778	111,770
Total operating income impact from non-GAAP adjustments	85,742	77,457	27,534
Convertible debt interest	3,968	3,919	3,776
Non-GAAP income before income tax	78,966	149,154	143,080

GAAP income tax expense (benefit)	(4,900)	1,077	18,124
Effects of certain intercompany transactions on the tax provision	—	(6,759)	—
Income tax effect of non-GAAP adjustments	15,639	21,104	5,770
Non-GAAP income tax expense	10,739	15,422	23,894

GAAP income (loss) before income tax	(10,744)	67,778	111,770
GAAP income tax expense (benefit)	(4,900)	1,077	18,124
GAAP effective tax rate	45.6%	1.6%	16.2%

Non-GAAP income before income tax	78,966	149,154	143,080
Non-GAAP income tax expense	10,739	15,422	23,894
Non-GAAP effective tax rate	13.6%	10.3%	16.7%